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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): January 26, 2006

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                                AARON RENTS, INC.
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             (Exact name of Registrant as Specified in its Charter)

            Georgia                       1-13941             58-0687630
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  (State or other Jurisdiction of    (Commission File       (IRS Employer
   Incorporation or Organization)         Number)         Identification No.)

          309 E. Paces Ferry Road, N.E.
                 Atlanta, Georgia                             30305-2377
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      (Address of principal executive offices)                (Zip code)

       Registrant's telephone number, including area code: (404) 231-0011

                                 Not Applicable
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          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

        On January 26, 2006, John Schuerholz was elected to the board of directors of Aaron Rents, Inc.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

(a)     Financial Statements of Businesses Acquired:

        None.

(b)     Pro Forma Financial Information:

        None.

(d)     Exhibits:

EXHIBIT NO.                              DESCRIPTION
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  99.1 Aaron Rents, Inc. press release dated January 26, 2006 (furnished pursuant to Item 5.02 of Form 8-K).

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 AARON RENTS, INC.


                                                 By: /s/ Gilbert L. Danielson
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                                                     Gilbert L. Danielson
                                                     Executive Vice President,
Date:  February 1, 2006                              Chief Financial Officer